                                                                    Exhibit 99.1
                                    TERMSHEET
                               DATED JUNE 14, 1999





                                [BANC ONE LOGO]



                                  $500,000,000
                           BANC ONE HELOC TRUST 1999-1
                 HELOC ASSET-BACKED CERTIFICATES, SERIES 1999-1



              HOME EQUITY LINE OF CREDIT ASSET-BACKED CERTIFICATES




    BANC ONE CAPITAL MARKETS, INC.             MORGAN STANLEY DEAN WITTER

                            BEAR, STEARNS & CO. INC.



This information has been prepared in connection with the issuance of securities representing interests in the above trust and based in part on information provided by Banc One ABS Corporation or BANK ONE Consumer Lending with respect to the expected characteristics of the pool of home equity revolving credit line loans in which the related securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity revolving credit line loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. The information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                    $500,000,000 Banc One HELOC Trust 1999-1
                 HELOC Asset-Backed Certificates, Series 1999-1

                            Bank One, N.A. - Servicer
                      Banc One ABS Corporation - Depositor

                             Transaction Highlights
                             ----------------------

                                                                                           WTD. AVG.        PAYMENT WINDOW
                                 EXPECTED RATINGS    INITIAL                             LIFE TO               TO CALL/MTY.
          DESCRIPTION              (S&P/MOODY'S)     BALANCE         COUPON(1)       CALL/MTY. (2)(3)            (2)(3)
          --------------------------------------------------------------------------------------------------------

                                                                     One month LIBOR
Floating Rate Certificates            AAA/Aaa        $500,000,000         + ___%        2.66 / 2.68 yrs.    78 / 85 mos.

 Notes:   (1) Subject to the Net Funds Cap Rate.  See details below.
          (2) Certificates are priced to the 5% optional clean-up call.
          (3) Based on the Pricing Speeds.  See details below.

DEPOSITOR:                      Banc One ABS Corporation

SERVICER:                       Bank One, N.A.

TRUSTEE:                        The Bank of New York

UNDERWRITERS:                   BANC ONE CAPITAL MARKETS, INC. (BOOKRUNNER), Morgan Stanley Dean Witter (co-lead manager), and Bear, Stearns & Co. Inc. (co-manager).

EXPECTED PRICING DATE:          June [15], 1999.

EXPECTED SETTLEMENT DATE:       June [22], 1999 through DTC, Euroclear, and Cedelbank.  Settles flat.

DISTRIBUTION DATES:             The 20th of each month, beginning July 20, 1999.

MORTGAGE LOANS:                 The Trust will consist of adjustable rate
                                home equity revolving credit line loans secured
                                by first or second mortgages or deeds of trust
                                on one- to four-family residential properties.

PRICING SPEEDS:                 45% CPR and 25% CDR.

CREDIT ENHANCEMENT:             The certificates will be credit enhanced by a 100% MBIA financial guaranty insurance policy, excess interest, overcollateralization and proceeds from a spread account.

INTEREST RATE:                  The certificates will bear interest at one-month LIBOR plus ___% per annum, subject to the Net Funds Cap Rate.

NET FUNDS CAP RATE:             The certificates will be subject to a net funds cap rate equal to the weighted average of the loan rates on the mortgage loans, less 0.65% per annum.

OPTIONAL CLEAN-UP CALL:         5% of original pool balance.

MANAGED AMORTIZATION PERIOD:    5 years.

LEGAL FINAL MATURITY:           [April 20, 2020].

TRANSFEROR INTEREST:            2% minimum.

TAX STATUS:                     The certificates are treated as debt.

ERISA ELIGIBILITY:              The certificates are expected to be ERISA eligible.

SMMEA ELIGIBILITY:              None of the certificates will be SMMEA eligible.



This information has been prepared in connection with the issuance of securities representing interests in the above trust and based in part on information provided by Banc One ABS Corporation or BANK ONE Consumer Lending with respect to the expected characteristics of the pool of home equity revolving credit line loans in which the related securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity revolving credit line loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. The information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

THE BANK ONE HELOC PROGRAM


        BANK ONE CORPORATION ("BANK ONE") is the corporation resulting from the merger, effective October 2, 1998, of BANC ONE CORPORATION and First Chicago NBD Corporation ("FCN"). BANK ONE, through its affiliated banks, has originated adjustable rate home equity revolving lines of credit ("HELOCs") since the early 1980's. During the past several years, BANK ONE has undertaken a transition from managing its business activities at the affiliate (legal entity) level to centralized management of such business activities by nationally focused lines of business. As part of this transition, all traditional home equity lending originated directly with consumers was centralized in early 1997 and became managed by the BANK ONE Retail Group's Consumer Lending Division. On March 5, 1999, BANK ONE consolidated its home equity lending businesses with its other consumer lending activities into the BANK ONE Consumer Lending group ("Consumer Lending"). Reporting through BANK ONE's First USA credit card division, this new national organization unites BANK ONE's traditional direct home-equity products with its non-prime and broker home-equity businesses, while also including other consumer related products such as conventional mortgages, education loans and tax related products.

DELINQUENCY AND LOSS EXPERIENCE

        The following table summarizes the delinquency and loss experience of HELOCs owned by BANK ONE and its affiliates and serviced by affiliates of BANK ONE. The statistical information in such table does not include (i) HELOCs serviced by affiliates of BANK ONE for entities other than BANK ONE and its affiliates or (ii) FCN Loans (none of which are included in the pool of Mortgage Loans to be transferred to the Trust). The table below presents home equity revolving credit line delinquency and loss experience applicable to substantially all of the United States operations of BANK ONE and its affiliates, including loans managed in states which are not represented in the mortgage pool consisting of the Mortgage Loans and real estate acquired through foreclosure. In early 1997, BANK ONE centralized the management, including loan servicing, of all HELOCs (including the Mortgage Loans) originated directly with consumers. Accordingly, the delinquency and loss figures presented below for the years ending December 31, 1997 and December 31, 1998, and the three-month period ending March 31, 1999 represent information for HELOCs directly originated and serviced by BANK ONE and its affiliates under Consumer Lending's management only. The delinquency and loss information for the three years prior to 1997 represent information with respect to all corporate-owned HELOCs, including those indirectly originated by BANK ONE and its affiliates and purchased from correspondent banks and brokers, servicing of substantially all of which is currently managed by Consumer Lending.

This information has been prepared in connection with the issuance of securities representing interests in the above trust and based in part on information provided by Banc One ABS Corporation or BANK ONE Consumer Lending with respect to the expected characteristics of the pool of home equity revolving credit line loans in which the related securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity revolving credit line loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. The information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                     DELINQUENCY AND FORECLOSURE EXPERIENCE

                                       THREE MONTHS
                                         ENDING                                  YEAR ENDING DECEMBER 31,
                                        MARCH 31,                                ------------------------
                                          1999              1998          1997           1996           1995          1994
                                          ----              ----          ----           ----           ----          ----

                                                                         (DOLLARS IN MILLIONS)

Principal Amount Outstanding           $   5,034         $   5,184      $   5,114      $   4,828      $   4,383      $   3,528
Average Principal Amount
  Outstanding (yearend average)        $   5,109         $   5,149      $   4,971      $   4,606      $   3,956      $   3,674
Gross Loss                             $     5.8         $    14.5      $     9.1      $    11.5      $     6.8      $     5.3
Recoveries                             $     0.1         $     0.9      $     1.4      $     1.8      $     1.6      $     1.6
                                       ---------         ---------      ---------      ---------      ---------      ---------
Net Loss                               $     5.7         $    13.6      $     7.7      $     9.7      $     5.2      $     3.7
Net Loss as a Percent of Principal
  Outstanding                               0.45%(1)          0.26%          0.15%          0.20%          0.12%          0.10%
Net Loss as a Percent of Average
  Principal Outstanding                     0.45%(1)          0.26%          0.15%          0.21%          0.13%          0.10%

Delinquencies 30-89 days(2)            $    39.2         $    45.6      $    40.1      $    57.8      $    58.5      $    28.1
Delinquencies 90+ days(2)              $     3.4         $     5.5      $     4.1      $    11.2      $     8.1      $     7.4
                                       ---------         ---------      ---------      ---------      ---------      ---------
30+ Delinquency(2)                     $    42.6         $    51.1      $    44.2      $    69.0      $    66.6      $    35.5
Non-Accruals(3)                        $    11.2         $    11.2      $    10.5      $     7.0      $    13.2      $     8.2
                                       ---------         ---------      ---------      ---------      ---------      ---------
Non-Performing(4)                      $    53.8         $    62.3      $    54.7      $    76.0      $    79.8      $    43.7
30+ Delinquency as Percentage of
  Principal Amount Outstanding(2)
                                            0.85%             0.99%          0.86%          1.43%          1.52%          1.01%
Non-Accrual as Percentage of
  Principal Amount Outstanding              0.22%             0.22%          0.21%          0.14%          0.30%          0.23%
Total Non-Performing as Percentage
  of Principal Amount Outstanding
                                            1.07%             1.20%          1.07%          1.57%          1.82%          1.24%

-----------------------------
(1)      Annualized.


(2)      Delinquency calculated at calendar month end.

(3)      Non-accruals include all accounts in process of foreclosure.

(4)      Non-performing includes 30+ delinquencies and non-accruals.




This information has been prepared in connection with the issuance of securities representing interests in the above trust and based in part on information provided by Banc One ABS Corporation or BANK ONE Consumer Lending with respect to the expected characteristics of the pool of home equity revolving credit line loans in which the related securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity revolving credit line loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. The information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                     AVERAGE LIFE SENSITIVITY TO MATURITY




CPR %                        35          35         40          40          45          50         50          55          55
CDR %                        30          25         30          25          25          30         25          30          25

Average Life               4.95        4.12       3.91        3.30        2.68        2.52       2.19        2.04        1.79
First Principal           07/99       07/99      07/99       07/99       07/99       07/99      07/99       07/99       07/99
Last Principal            01/07       03/07      10/06       11/06       07/06       03/06      03/06       11/05       09/05
Payment Window               91          93         88          89          85          81         81          77          75


                        AVERAGE LIFE SENSITIVITY TO CALL


CPR %                        35          35         40          40          45          50         50          55          55
CDR %                        30          25         30          25          25          30         25          30          25

Average Life               4.95        4.11       3.91        3.30        2.66        2.51       2.17        2.02        1.77
First Principal           07/99       07/99      07/99       07/99       07/99       07/99      07/99       07/99       07/99
Last Principal            12/06       12/06      07/06       07/06       12/05       09/05      05/05       02/05       09/04
Payment Window               90          90         85          85          78          75         71          68          63


This information has been prepared in connection with the issuance of securities representing interests in the above trust and based in part on information provided by Banc One ABS Corporation or BANK ONE Consumer Lending with respect to the expected characteristics of the pool of home equity revolving credit line loans in which the related securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity revolving credit line loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. The information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                              COLLATERAL SUMMARY(1)



CUT-OFF DATE POOL BALANCE (5/31/99):                   $510,204,617.60

NUMBER OF LOANS:                                       23,024

AVERAGE PRINCIPAL BALANCE:                             $22,159.69

LOAN RATE INDEX:                                       The average weekly
                                                       Bank Prime Loan Rate
                                                       as published by the
                                                       Board of Governors of
                                                       the Federal Reserve
                                                       System in statistical
                                                       release H.15 for the
                                                       week which includes
                                                       the 15th day of the
                                                       month.


WEIGHTED AVERAGE GROSS MARGIN:                         1.25%

WEIGHTED AVERAGE LOAN RATE:                            8.99%

WEIGHTED AVERAGE MAXIMUM RATE:                         23.08%

AGGREGATE LOCKED BALANCES(2):                          $6,742,554.94  (1.32% of pool balance)

WEIGHTED AVERAGE LOAN RATE ON LOCKED BALANCES:         8.22%

WEIGHTED AVERAGE ORIGINAL TERM:                        213 months

WEIGHTED AVERAGE REMAINING TERM:                       202 months

WEIGHTED AVERAGE SEASONING:                            11 months

LIEN POSITION:                                         1st Liens - 26.66%
                                                       2nd Liens - 73.34%

WEIGHTED AVERAGE 2ND LIEN RATIO:                       36.32%

WEIGHTED AVERAGE COMBINED LOAN TO VALUE RATIO:         79.29%

WEIGHTED AVERAGE CREDIT LIMIT UTILIZATION RATE:        55.21%

GEOGRAPHIC DISTRIBUTION > 5%:                          Arizona (28.21%)
                                                       Ohio (25.35%)
                                                       Indiana (11.25%)
                                                       Colorado ( 7.92%)
                                                       Wisconsin (7.75%)
                                                       Kentucky (7.66%)
                                                       Illinois (6.52%)

----------
(1) Unless otherwise indicated, all statistical percentages described herein are weighted on the basis of the Cut-Off Date Pool Balance. The final pool may vary from the pool described herein, but the variances are not expected to be material.

(2) All of the Mortgage Loans have a lock feature that permits the borrower to lock the loan rate with respect to all or a portion of the principal balance thereof to a fixed rate.

This information has been prepared in connection with the issuance of securities representing interests in the above trust and based in part on information provided by Banc One ABS Corporation or BANK ONE Consumer Lending with respect to the expected characteristics of the pool of home equity revolving credit line loans in which the related securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity revolving credit line loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. The information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                              MORTGAGE LOAN DETAIL


Set forth below is a description of certain characteristics of the Mortgage Loans. The sum of certain percentages set forth in the following tables may not equal exactly 100% due to differences in the rounding of percentages.



                       COMBINED LOAN-TO-VALUE RATIOS(1)(2)


                                                                                                           PERCENT OF
                                                                  NUMBER OF     CUT-OFF DATE             MORTGAGE POOL
RANGE OF COMBINED                                                  MORTGAGE       PRINCIPAL              BY CUT-OFF DATE
LOAN-TO-VALUE RATIOS                                                 LOANS         BALANCE              PRINCIPAL BALANCE
--------------------                                                 -----         -------              -----------------
60.00 and below.........................................              3,416       $73,382,083.91              14.38%
60.01 to  65.00.........................................                601       $16,746,242.90               3.28%
65.01 to  70.00.........................................              1,267       $32,968,636.92               6.46%
70.01 to  75.00.........................................                981       $23,300,086.20               4.57%
75.01 to  80.00.........................................              6,410      $147,223,791.87              28.86%
80.01 to  85.00.........................................                530       $11,768,486.58               2.31%
85.01 to  90.00.........................................              2,904       $64,171,892.28              12.58%
90.01 to  95.00.........................................                871       $19,275,234.11               3.78%
95.01 to 100.00.........................................              6,044      $121,368,162.83              23.79%
                                                                     ------      ---------------             -------
                Total...................................             23,024      $510,204,617.60             100.00%
                                                                     ======      ===============             =======

----------

(1) The "Combined Loan-to-Value Ratio" or "CLTV" of each Mortgage Loan is the ratio, expressed as a percentage, of (a) the sum of (i) the credit limit of each Mortgage Loan and (ii) the principal balance of any senior mortgage loan as of the origination of such Mortgage Loan, over (b) the value (based on appraised value or other acceptable valuation method in accordance with the Sellers' underwriting guidelines) for the related Mortgaged Property determined at origination of such Mortgage Loan.

(2)  Weighted Average CLTV: 79.29%


                                  LIEN PRIORITY


                                                                                                           PERCENT OF
                                                                   NUMBER OF       CUT-OFF DATE           MORTGAGE POOL
                                                                   MORTGAGE          PRINCIPAL           BY CUT-OFF DATE
LIEN PRIORITY                                                       LOANS             BALANCE           PRINCIPAL BALANCE
-------------                                                       -----             -------           -----------------
First Lien.............................................               4,958       $136,004,010.26             26.66%
Second Lien............................................              18,066       $374,200,607.34             73.34%
                                                                     ------       ---------------            ------
            Total......................................              23,024       $510,204,617.60            100.00%
                                                                     ======       ===============            =======



This information has been prepared in connection with the issuance of securities representing interests in the above trust and based in part on information provided by Banc One ABS Corporation or BANK ONE Consumer Lending with respect to the expected characteristics of the pool of home equity revolving credit line loans in which the related securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity revolving credit line loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. The information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                               8
                                  PROPERTY TYPE

                                                                                                      PERCENT OF
                                                                                                     MORTGAGE POOL
                                                                   NUMBER OF     CUT-OFF DATE         BY CUT-OFF
                                                                   MORTGAGE       PRINCIPAL          DATE PRINCIPAL
PROPERTY TYPE                                                        LOANS         BALANCE              BALANCE
-------------                                                        -----         -------              -------
Single Family..........................................              22,996     $  509,556,191.57         99.87%
Other..................................................                  28     $      648,426.03          0.13%
                                                                     ------     -----------------        ------
          Total........................................              23,024     $  510,204,617.60        100.00%
                                                                     ======     =================        =======


                             OWNER OCCUPANCY STATUS

                                                                                                        PERCENT OF
                                                                                                       MORTGAGE POOL
                                                                  NUMBER OF       CUT-OFF DATE          BY CUT-OFF
                                                                   MORTGAGE         PRINCIPAL         DATE PRINCIPAL
OWNER OCCUPANCY STATUS                                              LOANS            BALANCE              BALANCE
----------------------                                              -----            -------              -------
Owner Occupied.........................................              23,009     $  509,829,145.82          99.93%
Other..................................................                  15     $      375,471.78           0.07%
                                                                     ------     -----------------         -------
          Total........................................              23,024     $  510,204,617.60         100.00%
                                                                     ======     =================         =======


                              PRINCIPAL BALANCES(1)

                                                                                                          PERCENT OF
                                                                                                         MORTGAGE POOL
                                                                  NUMBER OF         CUT-OFF DATE          BY CUT-OFF
                                                                   MORTGAGE          PRINCIPAL           DATE PRINCIPAL
RANGE OF PRINCIPAL BALANCES                                          LOANS            BALANCE               BALANCE
---------------------------                                          -----            -------               -------
                     0.00..............................               2,201     $            0.00               0.00%
       0.01 to  10,000.00..............................               4,592     $   27,440,851.67               5.38%
  10,000.01 to  20,000.00..............................               6,061     $   91,476,438.83              17.93%
  20,000.01 to  30,000.00..............................               4,620     $  114,268,613.21              22.40%
  30,000.01 to  40,000.00..............................               2,180     $   75,678,832.39              14.83%
  40,000.01 to  50,000.00..............................               1,644     $   74,596,865.12              14.62%
  50,000.01 to  60,000.00..............................                 634     $   34,662,392.22               6.79%
  60,000.01 to  70,000.00..............................                 386     $   25,010,621.17               4.90%
  70,000.01 to  80,000.00..............................                 266     $   19,854,170.42               3.89%
  80,000.01 to  90,000.00..............................                 137     $   11,650,440.93               2.28%
  90,000.01 to 100,000.00..............................                 143     $   13,654,031.20               2.68%
100,000.01 to 125,000.00...............................                  78     $    8,775,325.94               1.72%
125,000.01 to 150,000.00...............................                  46     $    6,389,393.42               1.25%
150,000.01 to 175,000.00...............................                  14     $    2,220,603.31               0.44%
175,000.01 to 200,000.00...............................                  11     $    2,046,055.98               0.40%
200,000.01 to 225,000.00...............................                   6     $    1,258,041.72               0.25%
225,000.01 to 250,000.00...............................                   5     $    1,221,940.08               0.24%
                                                                     ------     -----------------             -------
          Total........................................              23,024     $  510,204,617.60             100.00%
                                                                     ======     =================             =======

----------

(1)  Average Principal Balance: $22,159.69


This information has been prepared in connection with the issuance of securities representing interests in the above trust and based in part on information provided by Banc One ABS Corporation or BANK ONE Consumer Lending with respect to the expected characteristics of the pool of home equity revolving credit line loans in which the related securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity revolving credit line loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. The information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                CREDIT LIMITS(1)

                                                                                                           PERCENT OF
                                                                                                          MORTGAGE POOL
                                                                  NUMBER OF        CUT-OFF DATE          BY CUT-OFF DATE
RANGE OF CREDIT LIMIT                                          MORTGAGE LOANS    PRINCIPAL BALANCE       PRINCIPAL BALANCE
---------------------                                          --------------    -----------------       -----------------
  5,000.00 to  20,000.00...............................              5,829      $    60,152,600.88             11.79%
 20,000.01 to  40,000.00...............................              7,986      $   158,568,257.80             31.08%
 40,000.01 to  60,000.00...............................              5,524      $   146,764,148.44             28.77%
 60,000.01 to  80,000.00...............................              1,701      $    58,026,899.32             11.37%
 80,000.01 to 100,000.00...............................              1,499      $    56,079,614.28             10.99%
100,000.01 to 120,000.00...............................                124      $     5,723,903.65              1.12%
120,000.01 to 140,000.00...............................                103      $     6,094,204.69              1.19%
140,000.01 to 160,000.00...............................                139      $     9,060,041.82              1.78%
160,000.01 to 180,000.00...............................                 31      $     2,445,065.80              0.48%
180,000.01 to 200,000.00...............................                 41      $     2,926,784.04              0.57%
200,000.01 to 220,000.00...............................                 18      $     1,906,261.60              0.37%
220,000.01 to 240,000.00...............................                  5      $       230,090.87              0.05%
240,000.01 to 250,000.00...............................                 24      $     2,226,744.41              0.44%
                                                                    ------      ------------------            -------
          Total........................................             23,024      $   510,204,617.60            100.00%
                                                                    ======      ==================            =======

----------

(1) Average Credit Limit: $40,134.68


                        CREDIT LIMIT UTILIZATION RATES(1)

                                                                                                          PERCENT OF
                                                                                                         MORTGAGE POOL
                                                                 NUMBER OF          CUT-OFF DATE        BY CUT-OFF DATE
RANGE OF CREDIT LIMIT UTILIZATION                              MORTGAGE LOANS    PRINCIPAL BALANCE     PRINCIPAL BALANCE
---------------------------------                              --------------    -----------------     -----------------
             0.00%....................................               2,218       $           20.71              0.00%
  0.01% to  10.00%....................................               1,010       $    2,939,101.51              0.58%
 10.01% to  20.00%....................................               1,210       $    9,881,968.58              1.94%
 20.01% to  30.00%....................................               1,161       $   15,459,355.45              3.03%
 30.01% to  40.00%....................................               1,225       $   20,157,170.87              3.95%
 40.01% to  50.00%....................................               1,138       $   22,721,456.56              4.45%
 50.01% to  60.00%....................................               1,312       $   30,744,230.43              6.03%
 60.01% to  70.00%....................................               1,429       $   36,644,598.96              7.18%
 70.01% to  80.00%....................................               1,595       $   43,553,401.83              8.54%
 80.01% to  90.00%....................................               2,169       $   65,217,838.20             12.78%
 90.01% to 100.00%....................................               8,299       $  256,403,598.53             50.26%
100.01% to 110.00%....................................                 257       $    6,463,344.58              1.27%
110.01% to 120.00%....................................                   1       $       18,531.39              0.00%
                                                                    ------       -----------------            -------
          Total.......................................              23,024       $  510,204,617.60            100.00%
                                                                    ======       =================            =======

----------

(1) Weighted Average Credit Limit Utilization Rate: 55.21%. The Weighted
    Average Credit Limit Utilization Rate is the ratio, expressed as a percentage, of (a) the product of (i) the credit limit of each Mortgage Loan and (ii) the credit limit utilization rate of such Mortgage Loan, over (b) the total credit limit of all the Mortgage Loans.

This information has been prepared in connection with the issuance of securities representing interests in the above trust and based in part on information provided by Banc One ABS Corporation or BANK ONE Consumer Lending with respect to the expected characteristics of the pool of home equity revolving credit line loans in which the related securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity revolving credit line loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. The information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                    MONTHS REMAINING TO SCHEDULED MATURITY(1)


                                                                                                            PERCENT
                                                                                                            OF HELOC
                                                               NUMBER OF                                    BALANCES
RANGE OF MONTHS REMAINING                                       MORTGAGE            CUT-OFF DATE         BY CUT-OFF DATE
TO SCHEDULED MATURITY                                            LOANS            PRINCIPAL BALANCE     PRINCIPAL BALANCE
---------------------                                            -----            -----------------     -----------------
 47 to 168............................................            4,937          $  101,963,322.67           20.25%
169 to 180............................................            5,322          $  109,529,188.47           21.76%
193 to 204............................................                1          $       35,296.40            0.01%
205 to 228............................................            6,275          $  147,890,058.69           29.37%
229 to 240............................................            6,488          $  144,044,196.43           28.61%
241 to 251............................................                1          $            0.00            0.00%
                                                                 ------          -----------------          -------
          Total.......................................           23,024          $  503,462,062.66          100.00%
                                                                 ======          =================          =======

----------

(1) Balances do not include the Locked Balances, which as of the Cut-Off Date represent 1.32% of the Cut-Off Date Pool Balance. As of the Cut-Off Date, the weighted average months remaining to scheduled maturity for the Locked Balances is 84 months. The weighted average number of months remaining to scheduled maturity for the HELOC Balances is 204 months. The weighted average number of months remaining to scheduled maturity for all Mortgage Loans is 202 months.





                             ORIGINATION MONTH/YEAR


                                                                                                         PERCENT OF
                                                                  NUMBER OF                             MORTGAGE POOL
                                                                   MORTGAGE        CUT-OFF DATE         BY CUT-OFF DATE
ORIGINATION MONTH/YEAR                                              LOANS        PRINCIPAL BALANCE     PRINCIPAL BALANCE
----------------------                                              -----        -----------------     -----------------
March 1998............................................              4,072         $  95,295,061.50           18.68%
April 1998............................................              3,656         $  82,494,534.64           16.17%
May 1998..............................................              3,420         $  73,616,293.79           14.43%
June 1998.............................................              3,606         $  75,590,606.87           14.82%
July 1998.............................................              3,207         $  71,426,286.98           14.00%
August 1998...........................................              3,422         $  76,203,980.53           14.94%
September 1998........................................              1,641         $  35,577,853.29            6.97%
                                                                   ------         ----------------          -------
          Total.......................................             23,024         $ 510,204,617.60          100.00%
                                                                   ======         ================          =======



This information has been prepared in connection with the issuance of securities representing interests in the above trust and based in part on information provided by Banc One ABS Corporation or BANK ONE Consumer Lending with respect to the expected characteristics of the pool of home equity revolving credit line loans in which the related securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity revolving credit line loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. The information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                           MONTHS SINCE ORIGINATION(1)


                                                                                                          PERCENT OF
                                                                                                            HELOC
                                                                                                           BALANCES
                                                                  NUMBER OF         CUT-OFF DATE        BY CUT-OFF DATE
                                                                  MORTGAGE            PRINCIPAL            PRINCIPAL
MONTHS                                                             LOANS               BALANCE              BALANCE
------                                                             -----               -------              -------
8..................................................                  1,641        $  35,147,565.39            6.98%
9..................................................                  3,422        $  75,246,519.15           14.95%
10.................................................                  3,207        $  70,517,599.19           14.01%
11.................................................                  3,606        $  74,613,635.31           14.82%
12.................................................                  3,420        $  72,844,205.96           14.47%
13.................................................                  3,656        $  81,372,311.37           16.16%
14.................................................                  4,072        $  93,720,226.29           18.62%
                                                                    ------        ----------------         --------
          Total....................................                 23,024         $503,462,062.66          100.00%
                                                                    ======         ===============          =======

----------

(1) Balances do not include the Locked Balances, which as of the Cut-Off Date represent 1.32% of the Cut-Off Date Pool Balance. As of the Cut-Off Date, the weighted average months since origination for the Locked Balances is 4 months. The weighted average months since origination for the HELOC Balances is 11 months. The weighted average months since origination for all Mortgage Loans is 11 months.


                                  LOAN RATES(1)

                                                                                                         PERCENT OF
                                                                                                           HELOC
                                                                                                           BALANCES
                                                                                      CUT-OFF             BY CUT-OFF
                                                                  NUMBER OF             DATE                 DATE
                                                                  MORTGAGE            PRINCIPAL            PRINCIPAL
RANGE OF LOAN RATES                                                LOANS               BALANCE              BALANCE
-------------------                                                -----               -------              -------
 5.500% to  6.000%....................................                   1       $       13,991.51            0.00%
 6.001% to  6.500%....................................                   2       $       25,439.33            0.01%
 6.501% to  7.000%....................................                   1       $        4,910.23            0.00%
 7.001% to  7.500%....................................               1,125       $   25,768,565.02            5.12%
 7.501% to  8.000%....................................               5,271       $  141,788,884.03           28.16%
 8.001% to  8.500%....................................               3,245       $   74,805,613.46           14.86%
 8.501% to  9.000%....................................               2,720       $   61,525,144.76           12.22%
 9.001% to  9.500%....................................               2,418       $   46,735,554.08            9.28%
 9.501% to 10.000%....................................               2,022       $   44,149,148.16            8.77%
10.001% to 10.500%....................................               2,182       $   44,882,544.33            8.91%
10.501% to 11.000%....................................               1,874       $   31,139,673.64            6.19%
11.001% to 11.500%....................................               1,385       $   19,042,613.59            3.78%
11.501% to 12.000%....................................                 369       $    7,253,032.12            1.44%
12.001% to 12.500%....................................                 265       $    4,009,314.74            0.80%
12.501% to 13.000%....................................                  48       $      869,742.29            0.17%
13.001% to 13.500%....................................                  47       $      694,766.55            0.14%
13.501% to 14.000%....................................                  17       $      252,875.59            0.05%
14.001% to 14.500%....................................                  27       $      415,047.27            0.08%
14.501% to 15.000%....................................                   4       $       55,206.73            0.01%
18.501% to 19.000%....................................                   1       $       29,995.23            0.01%
                                                                    ------       -----------------        ---------
       Total..........................................              23,024       $  503,462,062.66          100.00%
                                                                    ======       =================          =======

----------

(1) Balances do not include the Locked Balances, which as of the Cut-Off Date represent 1.32% of the Cut-Off Date Pool Balance. As of the Cut-Off Date, the weighted average Loan Rate for the Locked Balances is 8.22%, the weighted average Loan Rate for the HELOC Balances is 9.00% and the weighted average Loan Rate for all Mortgage Loans is 8.99%.


This information has been prepared in connection with the issuance of securities representing interests in the above trust and based in part on information provided by Banc One ABS Corporation or BANK ONE Consumer Lending with respect to the expected characteristics of the pool of home equity revolving credit line loans in which the related securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity revolving credit line loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. The information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                               GROSS MARGIN(1)(2)

                                                                                                        PERCENT OF
                                                                                                          HELOC
                                                                                                         BALANCES
                                                                                      CUT-OFF           BY CUT-OFF
                                                                    NUMBER OF           DATE               DATE
                                                                     MORTGAGE         PRINCIPAL          PRINCIPAL
GROSS MARGINS                                                         LOANS            BALANCE            BALANCE
-------------                                                         -----            -------            -------
  -1.00% to -0.51%....................................                     3   $         40,971.15            0.01%
  -0.50% to -0.01%....................................                 1,126   $     25,995,225.97            5.16%
             0.00%....................................                 3,494   $     92,327,763.96           18.34%
   0.01% to  0.50%....................................                 3,495   $     88,843,272.47           17.65%
   0.51% to  1.00%....................................                 3,100   $     66,660,743.06           13.24%
   1.01% to  1.50%....................................                 2,756   $     59,263,161.92           11.77%
   1.51% to  2.00%....................................                 2,113   $     44,547,217.39            8.85%
   2.01% to  2.50%....................................                 1,897   $     40,975,515.41            8.14%
   2.51% to  3.00%....................................                 2,279   $     42,213,074.82            8.38%
   3.01% to  3.50%....................................                 1,316   $     18,723,679.66            3.72%
   3.51% to  4.00%....................................                   968   $     16,301,114.55            3.24%
   4.01% to  4.50%....................................                   308   $      4,617,479.15            0.92%
   4.51% to  5.00%....................................                    64   $      1,338,374.57            0.27%
   5.01% to  5.50%....................................                    37   $        536,067.14            0.11%
   5.51% to  6.00%....................................                    20   $        332,441.33            0.07%
   6.01% to  6.50%....................................                    40   $        589,910.71            0.12%
   6.51% to  7.00%....................................                     7   $        126,054.17            0.03%
  11.01% to 11.50%....................................                     1   $         29,995.23            0.01%
                                                                      ------   -------------------         -------
          Total.......................................                23,024   $    503,462,062.66          100.00%
                                                                      ======   ===================         =======

----------

(1) Weighted Average Gross Margin: 1.25%

(2) Balances do not include the Locked Balances, which as of the Cut-Off Date represent 1.32% of the Cut-Off Date Pool Balance.


                                MAXIMUM RATES(1)


                                                                                                        PERCENT OF
                                                                                 CUT-OFF DATE          MORTGAGE POOL
                                                                NUMBER OF          PRINCIPAL          BY CUT-OFF DATE
MAXIMUM RATES                                                 MORTGAGE LOANS       BALANCE           PRINCIPAL BALANCE
-------------                                                 --------------       -------           -----------------
17.5% to 18.0%........................................                3,580    $    80,304,509.01            15.74%
19.5% to 20.0%........................................                1,720    $    33,360,516.95             6.54%
20.5% to 21.0%........................................                2,421    $    50,768,194.73             9.95%
23.5% to 24.0%........................................                2,035    $    42,795,771.86             8.39%
24.5% to 25.0%........................................               13,268    $   302,975,625.05            59.38%
                                                                    -------    ------------------          --------
          Total.......................................               23,024    $   510,204,617.60           100.00%
                                                                     ======    ==================           =======

----------

(1) Weighted Average Maximum Rate: 23.08%


This information has been prepared in connection with the issuance of securities representing interests in the above trust and based in part on information provided by Banc One ABS Corporation or BANK ONE Consumer Lending with respect to the expected characteristics of the pool of home equity revolving credit line loans in which the related securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity revolving credit line loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. The information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                           GEOGRAPHIC DISTRIBUTION(1)


                                                                                                       PERCENT OF
                                                                                                      MORTGAGE POOL
                                                               NUMBER OF         CUT-OFF DATE        BY CUT-OFF DATE
STATE                                                       MORTGAGE LOANS     PRINCIPAL BALANCE    PRINCIPAL BALANCE
-----                                                       --------------     -----------------    -----------------
Arizona...............................................           6,143         $   143,949,042.95            28.21%
Colorado..............................................           1,517         $    40,410,178.74             7.92%
Illinois..............................................           1,701         $    33,273,801.64             6.52%
Indiana...............................................           2,716         $    57,413,782.56            11.25%
Kentucky..............................................           1,891         $    39,102,210.14             7.66%
Ohio..................................................           6,013         $   129,360,773.47            25.35%
Wisconsin.............................................           2,052         $    39,550,806.96             7.75%
Other(2)..............................................             991         $    27,144,021.14             5.32%
                                                                ------         ------------------         ---------
          Total.......................................          23,024         $   510,204,617.60           100.00%
                                                                ======         ==================           =======

----------

(1) Geographic location is determined by the address of the Mortgaged Property securing the related Mortgage Loan.

(2)  No other state represents more than 5% of the pool principal balance.



                               LOAN DESIGNATION(1)


                                                                                                        PERCENT OF
                                                                                CUT-OFF DATE           MORTGAGE POOL
                                                               NUMBER OF          PRINCIPAL           BY CUT-OFF DATE
LOAN DESIGNATION                                            MORTGAGE LOANS         BALANCE           PRINCIPAL BALANCE
----------------                                            --------------         -------           -----------------
Option 1..............................................          12,809         $  297,358,371.62              58.28%
Option 2..............................................          10,215         $  212,846,245.98              41.72%
                                                                ------         -----------------             -------
          Total.......................................          23,024         $  510,204,617.60             100.00%
                                                                ======         =================             =======

 ----------

(1) See "Loan Terms" table below.

This information has been prepared in connection with the issuance of securities representing interests in the above trust and based in part on information provided by Banc One ABS Corporation or BANK ONE Consumer Lending with respect to the expected characteristics of the pool of home equity revolving credit line loans in which the related securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity revolving credit line loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. The information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                   LOAN TERMS

The Mortgage Loans have various loan terms, draw periods, amortization periods and minimum monthly payment requirements as follows:


                                                                                         MINIMUM MONTHLY
                                                                        REPAYMENT        PAYMENT REQUIREMENT
 LOAN DESIGNATION       CLTV(1)        LOAN TERM      DRAW PERIOD        PERIOD          DURING DRAW PERIOD
 ----------------       -------        ---------      -----------        ------          ------------------
Option 1               80% or less     20 years(2)     10 years         10 years        The greatest of:
                                                                                        (1)   1% of outstanding
                                                                                              Principal Balance;
                                                                                        (2)   Interest accrued
                                                                                              for the month plus
                                                                                              Assessed Fees(3); and
                                                                                        (3)   Minimum of $100
                                                                                              or outstanding
                                                                                              Principal Balance
Option 2               81%-100%        15 years        5 years          10 years              The greatest of:
                                                                                        (1)   1% of outstanding
                                                                                              Principal Balance;
                                                                                        (2)   Interest accrued
                                                                                              for the month
                                                                                              plus Assessed
                                                                                              Fees(3); and
                                                                                        (3)   Minimum of
                                                                                              $100 or outstanding
                                                                                              Principal Balance

----------
 (1) As of October 19, 1998, the CLTV percentage for Option 1 was changed to 85% or less and for Option 2 was changed to 86-100%. No Mortgage Loans in this pool were originated after September 1998.

 (2) The loan term on an Option 1 loan may be extended by a senior credit officer to a term in excess of 20 years. Only one Mortgage Loan has an original loan term in excess of 20 years. The original loan term for such Mortgage Loan is 22 years.

 (3) Assessed Fees include late charges, administrative charges and credit and insurance charges.



This information has been prepared in connection with the issuance of securities representing interests in the above trust and based in part on information provided by Banc One ABS Corporation or BANK ONE Consumer Lending with respect to the expected characteristics of the pool of home equity revolving credit line loans in which the related securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity revolving credit line loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. The information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.